UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 20, 2007

FIRST PULASKI NATIONAL CORPORATION
 (Exact name of registrant as specified in charter)

Tennessee                                  0-10974                                       62-1110294

(State or other jurisdiction of                  (Commission                                               (IRS Employer
       incorporation)                                          File Number)                                            Identification No.)

206 South First Street
Pulaski, Tennessee                                                                         38478
 (Address of principal executive offices)                                                                          (Zip Code)

(931) 363-2585
(Registrant's telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant's Certifying Accountant.

        On April 20, 2007, the Audit Committee of the Board of Directors of First Pulaski National Corporation (the "Company") notified Putman & Hancock that it had been dismissed as the Company's independent registered public accounting firm, effective immediately. On April 26, 2007, the Company formally engaged Crowe Chizek and Company LLC to serve as the Company's independent registered public accounting firm.

        Putman & Hancock performed audits of the Company's consolidated financial statements as of and for the years ended December 31, 2006 and 2005. Putman & Hancock's reports on the Company's financial statements for these fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

        During the two years ended December 31, 2006, and from December 31, 2006 through the effective date of Putman & Hancock's dismissal, there have been no disagreements as defined in Item 304(a)(1)(iv) of Regulation S-K of the rules and regulations of the Securities and Exchange Commission (the "SEC")) between the Company and Putman & Hancock on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, that if not resolved to the satisfaction of Putman & Hancock would have caused Putman & Hancock to make reference to the subject matter of such disagreements in connection with its report. None of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K of the SEC's rules and regulations and its related instructions have occurred during the two years ended December 31, 2006, or through April 20, 2007, the effective date of Putman & Hancock's dismissal.

        During the two years ended December 31, 2006 and from December 31, 2006 through April 26, 2007 the date the Company engaged Crowe Chizek and Company LLC as the Company's registered independent accounting firm, neither the Company nor anyone on its behalf had consulted Crowe Chizek and Company LLC with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Putman & Hancock on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Putman & Hancock, would have caused Putman & Hancock to make reference to the matter in their report, or a "reportable event" as described in Item 304(a)(1)(v) of Regulation S-K.

        Putman & Hancock has reviewed the disclosures contained in this Current Report on Form 8-K and has furnished the Company with a letter addressed to the SEC dated April 26, 2007,

 stating that it agrees with the above statements, a copy of which is attached hereto as Exhibit 16.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
                     Arrangements of Certain Officers

(b)     Effective at the 2007 Annual Meeting of the Company on April 26, 2007, James Rand Hayes, a member of the Company's board of directors, retired from the Company's board of directors.  In connection therewith, the Company's board of directors approved a resolution to reduce the size of the board of directors from twelve to eleven members effective upon Mr. Hayes' retirement.

Item 9.01 Financial Statements and Exhibits.

  Exhibits

16.1 Letter of Putman & Hancock dated April 26, 2007.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                        FIRST PULASKI NATIONAL CORPORATION

                                                                                         By: /s/ Mark A. Hayes
                                                                                               Mark A. Hayes
                                                                                               Chief Executive Officer

Date: April 26, 2007

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter of Putman & Hancock dated April 26, 2007.